UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2012 (October 9, 2012)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.
1-5324	NORTHEAST UTILITIES	04-2147929

(a Massachusetts voluntary association)

One Federal Street, Building 111-4

Springfield, Massachusetts 01105

Telephone number: (413) 785-5871

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01.	Other Events.

Northeast Utilities (NU) is filing today the updated pro forma financial information described below, as Exhibit 99.1 hereto, to incorporate this information by reference in its Registration Statement on Form S-3 (File No. 333-165579), as amended. The pro forma financial information is being furnished in accordance with Article 11 of Regulation S-X to update the pro forma financial information previously filed as Exhibit 99.2 to NU’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on June 15, 2012.

Unaudited pro forma condensed combined consolidated financial statements of Northeast Utilities for the year ended December 31, 2011, and for the six months ended June 30, 2012.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial statements of Northeast Utilities for the year ended December 31, 2011, and for the six months ended June 30, 2012, are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Unaudited pro forma condensed combined consolidated financial statements of Northeast Utilities for the year ended December 31, 2011, and for the six months ended June 30, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)

October 9, 2012	By:	/s/ JAY S. BUTH
Jay S. Buth
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Unaudited pro forma condensed combined consolidated financial statements of Northeast Utilities for the year ended December 31, 2011, and for the six months ended June 30, 2012.